STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - EBP 002 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
INVESTMENT INCOME
Net Appreciation in Fair Value of Investments	$ 760,317,913	$ 622,671,212
Interest and Dividend Income	21,891,838	25,397,228
Total Investment Income	782,209,751	648,068,440
CONTRIBUTIONS
Participants	207,888,939	200,333,063
Employer	83,432,138	81,284,557
Total Contributions	291,321,077	281,617,620
INTEREST INCOME ON NOTES RECEIVABLE FROM PARTICIPANTS	5,337,855	4,652,415
DISTRIBUTIONS TO PARTICIPANTS	(588,772,112)	(900,385,835)
ADMINISTRATIVE AND MANAGEMENT FEES
Professional Fees	(485,045)	(494,679)
Investment Advisory and Management Fees	(5,225,642)	(6,116,490)
Other Fees	(366,400)	(352,025)
Total Administrative and Management Fees	(6,077,087)	(6,963,194)
NET INCREASE	484,019,484	26,989,446
NET ASSETS AVAILABLE FOR BENEFITS BEGINNING OF YEAR	5,225,711,126	5,198,721,680
NET ASSETS AVAILABLE FOR BENEFITS END OF YEAR	$ 5,709,730,610	$ 5,225,711,126